1st Quarter 2020 Results Investor Presentation Exhibit 99.2

Cautionary Statements This presentation contains forward-looking statements, as defined by federal securities laws, including, among other forward-looking statements, certain plans, expectations and goals. Words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, as well as similar expressions, are meant to identify forward-looking statements. The forward-looking statements in this presentation are based on current expectations and are provided to assist in the understanding of potential future performance. Such forward-looking statements involve numerous assumptions, risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements, including, without limitation, the following: general competitive, economic, political and market conditions and fluctuations; movements in interest rates and our expectations regarding net interest margin; expectations on credit quality and performance; legislative and regulatory changes; the impact of the COVID-19 pandemic on the general economy, our customers and the allowance for loan losses; the benefits that may be realized by our customers from government assistance programs and regulatory actions related to the COVID-19 pandemic; competitive pressures on product pricing and services; the cost savings and any revenue synergies expected to result from acquisition transactions, which may not be fully realized within the expected timeframes if at all; the success and timing of other business strategies; our outlook and long-term goals for future growth; and natural disasters, geopolitical events, public health crises and other catastrophic events beyond our control. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to the Company’s filings with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 and its subsequently filed periodic reports and other filings. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements.

COVID-19 Update Business Enacted our Disaster Relief Program, which allows 90 days extension for any borrower impacted by COVID-19 Participated in SBA Paycheck Protection Program (“PPP”) - $684.5 million of approved loans in first round of stimulus Prudently advancing on existing lines of credit and extending new loans Suspension of foreclosure activity Consumer All branch drive thru facilities open; Branch lobbies available by appointment only; ATMs remain available 23% increase in Mobile Banking users since self-quarantine began Disaster Relief Program, which allows 90 day payment delay for qualified consumers No negative credit bureau reporting Suspension of foreclosure activity Continue to produce consumer loans with qualifying credit parameters Teammates Transitioned 75% of our employees to work remotely Implemented “Thank you” pay for employees who serve functions that cannot be performed remotely and are putting themselves as risk Continued to pay employees if branch hours were reduced or if they were asked to not work due to various risks Launched Ameris employee relief fund to assist our fellow teammates with financial difficulties providing basic necessities Weekly CEO video updates and newsletters Expanded medical benefit plan to include zero cost for telehealth

Risk Management Operating Strength Diversification Entered pandemic in position of strength and forward momentum: Well capitalized Strong liquidity and continued funding opportunities Premier Southeastern markets Historically top quartile return on assets (>1.50% ROA for 2019) Disciplined rate cuts on funding side while growing core deposits Culture of Discipline Geographic Diversification Balance Sheet Diversification: CRE concentrations are moderate and forecast to decline Diversified loan portfolio across geography and product lines No credit exposure to energy – closest energy exposure is $169.1 million of loans to convenience store operators

1st Quarter 2020 Financial Results

Earnings Summary - Adjusted Basis (dollars in thousands, except per share data) Quarter to Date Results 1Q20 1Q19 Change Adjusted Net Income $ 39,205 $ 42,587 -8% Adjusted Net Income Per Share $ 0.56 $ 0.90 -38% Adjusted Return on Assets 0.87% 1.51% -42% Adjusted Return on TCE 10.98% 18.82% -42% Net Interest Margin 3.70% 3.95% -6% Adjusted Efficiency Ratio 59.87% 55.12% 9% Adjusted Net Overhead Ratio 1.80% 1.47% 22%

1Q 2020 Operating Highlights Net income of $19.3 million, after pre-tax provision for credit losses of $41.0 million and servicing asset write-downs of $22.2 million Growth in adjusted total revenue of $12.9 million, or 6.1% when compared with 4Q19 Adjusted efficiency ratio of 59.87%, compared with 55.61% in 4Q19 Adjusted ROA of 0.87%, compared with 1.47% in 4Q19 Adjusted ROTCE of 10.98%, compared with 18.45% in 4Q19 Net interest margin of 3.70%, compared with 3.86% in 4Q19 Improvement in deposit mix such that noninterest bearing deposits represent 30.53% of total deposits, up from 29.94% at 4Q19 TBV decreased $0.37 per share to $20.44 per share compared with $20.81 at the end of 4Q19 (Includes CECL, dividends, share repurchase and OCI impact) Non-performing assets of 0.61% of total assets, compared with 0.56% at 4Q19

Operating Highlights (dollars in thousands) For the quarter 1Q20 1Q19 Asset Growth -18,031 212,760 Asset Growth Rate -0.40% 7.44% Organic Loan Growth 275,630 -17,404 Organic Loan Growth Rate 8.60% -0.85% Total Revenue 202,324 130,166 Total Revenue Growth -15.47% 0.44% Adjusted Operating Expenses(1) 135,052 72,293 Adjusted OPEX Growth 56.75% 7.73% Adjusted Efficiency(2) 59.87% 55.12% NPAs / Assets 0.61% 0.54% Credit Related Costs 43,245 4,319 Adjusted Operating Expenses exclude merger related charges, restructuring charges, natural disaster and pandemic charges, expenses related to SEC and DOJ investigation and loss on sale of premises Adjusted Efficiency ratio is Adjusted Operating Expenses divided by Net Interest Income (TE) plus Non-Interest Income, excluding gain/loss on securities, gain on BOLI proceeds and servicing right impairment/recovery

Total Revenue Spread Revenues Quarterly growth in average earning assets of $125.5 million, or 3.1% annualized, from 4Q19 to 1Q20 Net Interest Margin of 3.70% in 1Q20, compared with 3.86% in 4Q19 Decrease in margin in challenging rate environment as reduction in accretion income and the Fed rate cuts impacted loans during the quarter Downward repricing on deposits lowered total costs of deposits 9bps during the quarter Noninterest Income Mortgage banking – increased $20.7 million, or 140.7%, in 1Q20 compared with 1Q19. Production increased $1.00 billion, or 281.7%, over the same period. 1Q20 was negatively impacted by $20.9 million servicing right valuation adjustment Other Service charges – increased $340,000, or 43.1%, in 1Q20, compared with 1Q19 primarily due to increased ATM fees SBA revenues – gain on sale income increased 63.9% over 1Q19 due to increased volume of sold loans. 1Q20 was negatively impacted by $1.3 million servicing right valuation adjustment

Net Interest Margin Stable margins over the entire rate cycle. Loan Production Details Period Fixed Rate Variable Rate Total 1Q20 $ 481.5 4.37% $ 436.9 4.75% $ 918.4 4.55% 4Q19 $ 553.2 4.26% $ 543.2 5.15% $1,096.3 4.70% 3Q19 $ 489.9 4.58% $ 684.1 5.43% $1,173.9 5.08% Spread Income and Margin: Average earning assets were up $125.5 million, while spread income decreased $7.4 million Margin down 16bps in the first quarter Normalization of accretion income after successful resolution of one loan and slight acceleration in payoffs in 4Q19 Deposit costs decreased by 9bps Growth in noninterest bearing deposits during the first quarter such that noninterest bearing deposits are over 30% of total deposits at quarter end Accretion income a small part of our revenues: 3.2% of revenue in 2020 YTD 2.8% of revenue in 2019 2.6% of revenue in 2018 2.9% of revenue in 2017

Expenses Steady, Adjusted Operating Expenses(1) OPEX Highlights: 1 – Adjusted Operating Expenses exclude merger and conversion costs, executive retirement benefits, restructuring charges related to branch consolidation plan, financial impact of hurricanes, expenses related to SEC and DOJ investigation and loss on sale of premises. Increase of $13.0 million in 1Q20 core operating expenses primarily due to: $2.9 million of FDIC insurance $2.0 million of increased audit and legal fees $1.8 million payroll tax & 401(k) match increase $1.2 million of problem loan and OREO expense $1.0 million related to loss share claw-back $0.9 million Fraud/Forgery/DDA loss increase Increase in lines of business operating expenses primarily due to increased commissions driven by increased production and revenue levels ($4.1 million increase is from mortgage line of business) Continue to drive expense control behaviors throughout the Company and look for efficiencies in our administrative functions

Capital and TBV Consistent Growth in TBV Steady Capital Levels Support Growth Rate Historically, consistent growth in TBV TBV decreased $0.37 per share in 1Q20: $0.12 from retained earnings $0.31 from change in OCI ($0.81) from adoption of CECL $0.01 from all other items including share repurchase TCE / TA at quarter end of 8.25%, down from 8.40% at the end of 4Q19 primarily due to CECL adoption 1Q20 Adjusted ROTCE of 10.98%

Credit Quality and Loan Diversification

Diversified Loan Portfolio 1Q20 Loan Portfolio Diversified mortgage loan & HELOC portfolio represents the largest category of loans at 20% of total Participations purchased < 1% of total loans Average loan size is $56,000 across all loan types Only 12.0% of total loans are Construction or A&D loans CRE and C&D concentrations are 252% and 90%, respectively, at March 31, 2020 Credit Admin Management consists of Chief Credit Officer, Senior Chief Credit Officer and eight Regional Credit Officers. Collectively, they have 60 years with Ameris and >300 years of banking experience

COVID-19 Response 1Q20 COVID-related Payment Extensions As a % of Portfolio Volume Beginning on March 11th, we enacted our Disaster Relief Program, which allowed any borrower impacted by COVID-19 the opportunity to receive a payment extension for up to 90-days Through April 15th, we had provided payment relief to almost 5,400 customers totaling $2.2 billion across all loan products, which equates to 17% of Total Loans Other actions taken include: Prudently advancing on existing lines of credit and extending new loans No negative credit bureau reporting Suspension of foreclosure activity SBA’s Paycheck Protection Program – we obtained approvals for 3,193 customers totaling $684.5 million SBA Fee Category Count Dollars Approved (MM's) Avg Size (M's) 0.01 30 $104.1 $3,471.3 0.03 415 $325.8 $785 0.05 2748 $254.6 $92.7 Totals 3193 $684.5 $214.4

CECL Impact Day 1 CECL adoption resulted in an increase in the ALLL of $78.6 million for a total reserve of $116.8 million, or 0.91% of Total Loans. Additionally, there was $13.8 million reserved for unfunded commitments. 1Q20 provision expense was impacted by loan growth, 1Q net charge-offs and additional specific reserves on problem loans. The primary factor was an update to the economic forecast, which resulted in an increase in the ALLL of $29.7 million. The ALLL totaled $149.5 million at 3/31/20, or 1.14% of Total Loans. Additionally, there was $17.8 million reserved for unfunded commitments.

Non-performing Asset Trend Non-Performing Assets increased to $111.6 million, at 1Q20 primarily as a result of: the adoption of CECL, which reduced the volume of purchase discounts on acquired NPAs by $8.2 million, Loans 90+ days past due at USPF of $6.3 million

Investor CRE Loans >90% of CRE assets are concentrated within our four-state footprint, primarily in the Atlanta, Jacksonville, Orlando, Tampa, Tallahassee, Columbia, Savannah and Charleston MSAs At 1Q20, Past Due and Nonaccrual loans totaled 34bps and 24bps, respectively. Exposure to restaurants totaled $129.3 million at 3/31, $21.6 million of which was Government Guaranteed. Branded restaurants represented ~47% of total exposure ~$2.5 million, or 1.90% of outstanding balance, was non-accrual, with $1.5 million of that Government Guaranteed

Hotel Exposure at 3/31/20 Hotel exposure totaled $513.6 million at 3/31/20, or 3.9% of Total Loans (ex HFS) Approximately 13% of total committed exposure guaranteed by US Government Agencies (SBA or USDA) Global Top-Tier brands represent ~75% of exposure. All National brands totaled ~94% of outstanding balances. Over 75% of exposure located within the Bank’s primary MSAs Only $2.9 million, or 0.57% of outstanding, was non-performing at 3/31/20 As of 3/31/20, $337.3 million, or 65.7% of total outstanding balance, had applied for payment relief Hotels by Product # $$ Commitment (MM's) $$ Outstanding (MM's) $$ Avg Committed Balance (M's) Term CRE 106 $381.7 $378.1 $3.6 In-Process Construction 17 $126.1 $77.400000000000006 $7.4 Government Guaranteed (SBA, USDA) 54 $77 $58.1 $1.4 Totals 177 $584.79999999999995 $513.6 $3.3 Hotel Portfolio by Brands # Net FMV TCE Avg FMV Avg TCE National Economy 61 $108.8 $111.9 $1.8 $1.8 Non-Flagged 42 $33.6 $33.5 $0.8 $0.8 Top Tier 74 $371.2 $439.5 $5 $5.9 Grand Total 177 $513.6 $584.9 $2.9 $3.3 MSA # Net FMV TCE Avg FMV Avg TCE Atlanta, GA 21 $104 $118.2 $4.9000000000000004 $5.6 Jacksonville, FL 19 $85.6 $109.9 $4.5 $5.8 Orlando, FL 15 $62.8 $66.3 $4.2 $4.4000000000000004 Columbia, SC 4 $44.8 $44.8 $11.2 $11.2 Savannah, GA 19 $24.5 $26 $1.3 $1.4 All Other MSAs 26 $93.4 $100.8 $50.9 $56.5 No MSA 73 $98.6 $118.9 $1.4 $1.6 Grand Total 177 $513.70000000000005 $584.90000000000009 $2.9 $3.3

1Q20 Commercial Real Estate Production 1Q20 Commercial Real Estate Production Summary: 1Q20 Construction and Development Loan Production Summary: Loan Type Outstanding (MM's) Committed Exposure (MM's) Avg Loan Size (000's) RRE Construction - Spec $ 37.6 $ 105.1 $ 250.3 RRE Construction - Model $ 2.3 $ 3.3 $ 303.6 RRE Construction - Pre-Sold $ 32.6 $ 82.1 $ 255.2 A&D, RRE Lots, Other Land Loans $ 13.7 $ 19.1 $ 406.4   $ 86.2 $ 209.6 $ 263.7 1Q20 production of C&D and CRE loans - $479.5 million committed exposure Residential Real Estate Construction: 1Q20 production spec to sold ratio of 1.3:1 Total RRE construction portfolio global spec to sold 2.0:1 at 1Q20 Spec loans at low average loan size of $275.9 thousand Investor CRE 1Q20 production: Weighted Average 1.78:1 debt service coverage Weighted Average 60.7% loan/value

Mortgage Loans SFR Mortgage (ex HFS) 21.0% Mortgage Portfolio consists of: Legacy Bank mortgage loans - $456.87 million Mortgage Division originated loans - $1,763.0 million Purchased mortgage pools - $186.1 million Home Equity LOCs - $298.6 million Mortgage division production is underwritten to secondary market standards, as follows: 1Q19 2Q19 3Q19 4Q19 1Q20 Net Production $41.5MM $68.6MM $119.8MM $77.6MM $100.8MM Avg DTI 36.2% 35.5% 36.6% 36.7% 36.6% Avg LTV 81.2% 77.8% 81.3% 81.7% 81.3% Avg FICO 723 719 725 728 731 Accruing Past Dues (30-89) 2.04% 1.64% 3.54% 1.80% 1.59%

Ameris Bancorp Press Release & Financial Highlights March 31, 2020